UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2025
Commission File Number: 1-35335

Groupon, Inc.
(Exact name of registrant as specified in its charter)

Delaware	27-0903295
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

35 West Wacker Drive	60601
25th Floor	(Zip Code)
Chicago
Illinois	(773)	945-6801
(Address of principal executive offices)	(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
    240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
    240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	GRPN	NASDAQ Global Select Market

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 406 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter)
Emerging growth company     ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure
Groupon, Inc. (the “Company”) will present at the Raymond James TMT & Consumer Conference on December 8, 2025 at 11:20 a.m. (ET). At the event, Rana Kashyap, the Company’s Chief Financial Officer, will discuss the Company’s recent business performance and provide high-level operational commentary.

A live audio webcast of the discussion will be available in the “Events & Presentations” section of the Company’s investor relations website at www.investor.groupon.com, and a replay will be accessible following the event.

The Company may discuss or disclose material business, financial, or other information during the conference.  This commentary will reflect management's views as of December 8, 2025 only, and will include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding the Company’s expectations for its quarterly performance and trends in its Local, Goods, and Travel categories. Actual results may differ materially from those expressed or implied in the Company's forward-looking statements. Groupon undertakes no obligation to update these forward-looking statements as a result of new information, future events, or otherwise, except as required by law. Additional information about risks and other factors that could potentially impact the Company's financial results are included in its earnings press release and in its filings with the SEC, including its quarterly report on Form 10-Q.

The information furnished under Item 7.01 of this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded as Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROUPON, INC.
Date: December 8, 2025
By: /s/ Rana Kashyap Name: Rana Kashyap Title: Chief Financial Officer